Equity Investments	12 Months Ended
Dec. 31, 2011
Equity Investments [Abstract]
Equity Investments
13.	Equity Investments

As of December 31, 2011, the Company owned equity interests of 27.5% in four hospitals in Las Vegas, Nevada, and 26.1% in one hospital in Las Vegas, Nevada, in which Universal Health Systems, Inc. owns the majority interest, and an equity interest of 38.0% in three hospitals in Macon, Georgia, in which HCA Inc. (“HCA”) owns the majority interest.

Summarized combined financial information for the unconsolidated entities in which the Company owns an equity interest is as follows (in thousands):

	December 31,
	2011	2010
Current assets	$233,496	$220,881
Noncurrent assets	790,125	771,646

Total assets	$1,023,621	$992,527

Current liabilities	$82,687	$83,985
Noncurrent liabilities	2,094	2,198
Members’ equity	938,672	905,006
Noncontrolling interests	168	1,338

Total liabilities and equity	$1,023,621	$992,527

	Year Ended December 31,
	2011	2010	2009
Net operating revenues	$1,230,146	$1,195,108	$1,181,334
Operating costs and expenses	$1,068,212	$1,044,751	$1,032,953
Income from continuing operations before taxes	$162,124	$150,640	$148,343

The summarized financial information was derived from the financial information provided to the Company by those unconsolidated entities.

The Company’s investment in all of its unconsolidated affiliates was $422.2 million and $409.5 million at December 31, 2011 and 2010, respectively, and is included in other assets, net in the accompanying consolidated balance sheets. Included in the Company’s results of operations is the Company’s equity in pre-tax earnings from all of its investments in unconsolidated affiliates, which was $49.5 million, $45.4 million and $36.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.